SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

October 12, 2001

Date of Report

August 16, 2001

(Date of Earliest Event Reported)

TRADING SOLUTIONS.COM, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-85787	88-0425691
(State or other Jurisdiction)	(Commission File No.)	(IRS Employer I.D. No.)

2 Rodeo Court, Toronto, Ontario Canada M2M 4M3

(Address of Principal Executive Offices)

416-512-2356

Registrant's Telephone Number

(Former Name or Former Address if changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Please note - these statements are in Canadian dollars.

Interim Financial Statements as of June 30, 2001 (unaudited)

Notice to Reader

Interim Balance Sheet

Interim Statement of Deficit

Interim Statement of Loss

Notes to Interim Financial Statements

(b) Pro Forma Financial Information.

Selected Unaudited Pro Forma Financial Data

Unaudited Pro Forma Condensed Consolidated Balance Sheet

Unaudited Pro Forma Condensed Consolidated Statement of Operations

(c) Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2001 TRADING SOLUTIONS.COM, INC.

By:/s/ Ralph Moyal

Ralph Moyal, President

GOLDBAND & GOLDBERG, LLP

15 Coldwater Road, Toronto, Ontario, M3B 1Y8

NOTICE TO READER

We have compiled the interim balance sheet of Springland Beverages Inc. as at June 30, 2001 and the interim statements of loss and deficit for the period October 1, 2000 to June 30, 2001 from information provided by management. We have not audited, reviewed or otherwise attempted to verify the accuracy or completeness of such information. Readers are cautioned that these statements may not be appropriate for their purpose.

/s/ Goldband & Goldberg, LLP

TORONTO, September 4, 2001 CHARTERED ACCOUNTANTS

SPRINGLAND BEVERAGES INC.

INTERIM BALANCE SHEET

JUNE 30, 2001

(Unaudited - See Notice to Reader)

ASSETS	June 30, 2001	September, 30 2000
	(9 months)	(12 months)
Current
Bank	$3,360	$6,430
Deposit on land	100,000	75,000
Prepaid and sundry assets	2,499	1,946
	_________	________
	105,859	83,376
Other (Note 1)	27,807	24,406
	_________	_________
	$133,666	$107,782
LIABILITIES
Current
Accounts payable and accrued liabilities	$17,017	$8,820
Advances from director	48,828	16,525
	________	________
	65,845	25,345
SHAREHOLDERS' EQUITY
Capital Stock (Note 2)	108,501	110,001
Deficit	(40,680)	(27,564)
	____________	__________
	67,821	82,437
	_____________	_________
	$133,666	$107,782

SPRINGLAND BEVERAGES INC.

INTERIM STATEMENT OF DEFICIT

FOR THE PERIOD OCTOBER 1, 2000 TO JUNE 30, 2001

(Unaudited - See Notice to Reader)

	June 30, 2001	September 30, 2000
	(9 months)	(12 months)
Deficit, beginning of period	$27,564	$5,684
Net loss	13,116	21,880
Deficit, end of period	$40,680	$27,564

SPRINGLAND BEVERAGES INC.

INTERIM STATEMENT OF LOSS

FOR THE PERIOD OCTOBER 1, 2000 TO JUNE 30, 2001

(Unaudited - See Notice to Reader)

	June 30, 2001	September 30, 2000
	(9 months)	(12 months)
REVENUE	$ -	$ -
EXPENSES
Advertising and promotion	733	2,229
Amortization	844	634
Office and general	1,959	2,402
Professional fees	4,546	10,069
Rent	2,250	3,000
Telephone	1,124	1,784
Travel	1,660	1,762
	_____________	___________
	13,116	21,880
	_____________	___________
NET LOSS	$(13,116)	$(21,880)

SPRINGLAND BEVERAGES INC.

NOTES TO INTERIM FINANCIAL STATEMENTS

JUNE 30, 2001

1. OTHER

	Cost	Accumulated Amortization	June 30, 2001 Net	September 30, 2000 Net
Trademark	$13,232	$758	$12,474	$8,460
Deferred legal costs	16,355	1022	15,333	15,946
	________	_______	_______	________
	$29,587	$1,780	$27,807	$24,406

2. CAPITAL STOCK

Authorized

Unlimited Common shares

Unlimited Preference shares

Issued

15,542,500 Common shares for consideration of $108,501

Trading Solutions.Com, Inc.

Selected Unaudited Pro Forma Financial Data

Our unaudited pro forma condensed consolidated balance sheet as of June 30, 2001 gives the effect to the purchase of Springland Beverages, Inc. (Springland) as if it had occurred on that date. Springland was acquired on August 18, 2001 pursuant to an exchange agreement. Under the exchange agreement, the Company exchanged 15,542,500 shares of common stock in exchange for all the issued and outstanding shares of Springland, making it a wholly owned subsidiary of the Company. Our unaudited pro forma condensed consolidated statement of operations for the three months ended June 30, 2001 gives the effect to the acquisition by Trading Solutions.Com, Inc. of Springland as if it occurred on April 1, 2001. The column headed "Springland" in the Unaudited Proforma Condensed Consolidated Statement of Operations gives the effect to the revenues and expenses of the acquisition period they were not included in our historical financial statements. The acquisition of Springland is being accounted for using the purchase method of accounting.

The following unaudited pro forma financial data have been included as required by the rules of the SEC and are provided for comparative purposes only. The unaudited pro forma financial data presented are based upon the historical financial statements of Trading Solutions.Com, Inc. and the historical statement of operations of Springland and should be read in conjunction with such financial statements and related notes thereto included in this report.

The pro forma financial data are based upon assumptions and include adjustments as explained in the notes to the unaudited pro forma condensed consolidated financial statements, and the actual recording of the transactions could differ. The unaudited pro forma financial data are not necessarily indicative of the financial results that would have occurred had the acquisition of Springland been effective on and as of the date indicated and should not be viewed as indicative of operations in future periods.

TRADING SOLUTIONS.COM, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of June 30, 2001
Trading Solutions.Com	Springland	Pro Forma Adjustments	Pro Forma Consolidated
Current Assets
Cash and cash equivalents	$ 41	$ 2,214	$0		$ 2,255
Other Receivables	1,695	0	0		1,695
Deposit on Land Option	0	65,900	(9,179)	(a)	56,721
Prepaid Expenses	0	1,647	(1,647)	(a)	0
Total Current Assets	1,736	69,761	(10,826)	60,671
Furniture and Equipment Equipment Furniture	2,606 1,273	0 0	0 0	2,606 1,273
3,879	0	0	3,879
Less: Accumulated Depreciation	1,204	0	0	1,204
Net Furniture and Equipment	2,675	0	0	2,675
Other Assets Trademark and Deferred Costs	0	18,325	(18,325)	(a)	0
Total Other Assets	0	18,325	(18,325)	0
Total Assets	$ 4,411	$ 88,086	$ (29,151)	$ 63,346

Current Liabilities
Accounts Payable	$ 4,500	$ 11,214	$ 0	$ 15,714
Advances From Director	0	32,178	0	32,178
State Corporate Tax Liability	800	0	0	800
Total Current Liabilities	5,300	43,392	0	48,692

Total Liabilities	5,300	43,392	0	48,692

Stockholders' Equity
Common Stock, 20,000,000 shares Authorized at a par value of .001, 2,861,000 outstanding	28,610	0	15,543	(a)	44,153
Common Stock Unlimited Shares Authorized, 15,542,500 outstanding	0	71,502	(71,502)	(b)	0
Paid In Capital	207,380	0	0	(a)	207,380
Deficit Incurred During Development Stage	(236,879)	(26,808)	26,808	(b)	(236,879)
Total Stockholders' Equity	(889)	44,694	(29,151)	14,654
Total Liabilities and Stockholders' Equity	$ 4,411	$ 88,086	$ (29,151)	$ 63,346

See accompanying notes to unaudited pro forma condensed consolidated financial data.

TRADING SOLUTIONS.COM, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Three Months Ended June 30, 2001
Trading Solutions.Com	Springland	Pro Forma Adjustments	Pro Forma Consolidated
Income	$ 8,000	$ 0	$ 0	$ 8,000

Operating Expenses	5,437	2,418	0	7,855

Income (Loss) From Operations	2,563	(2,418)	0	145

Other Income (Expense)	0	0	0	0

Net Income (Loss)	$ 2,563	$ (2,418)	$ 0	$ 145

Net Income (Loss) per common share	$ .01	$ .00

Weighted Average of Common Shares Outstanding	2,861,000	18,403,500

See accompanying notes to unaudited pro forma condensed consolidated financial data.

TRADING SOLUTIONS.COM, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

The unaudited pro forma financial data has been prepared to give effect to the acquisition by Trading Solutions.Com, Inc. of Springland Beverages, Inc. The column headed "Springland" in the Unaudited Proforma Condensed Consolidated Statement of Operations gives the effect to the revenues and expenses of the acquisition period they were not included in our historical financial statements. The unaudited pro forma condensed consolidated statements are not necessarily indicative of the results of our future operations.

(a) To record acquisition of Springland via issuance of stock.

(b) Reflects elimination of the historical equity of Springland in applying the purchase price.